UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE NOVEMBER 26, 2022.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

SPECIAL WARRANT CERTIFICATE

NON-TRANSFERABLE SPECIAL WARRANT CERTIFICATE

THE ALKALINE WATER COMPANY INC.
(incorporated under the laws of the State of Nevada)

Date: July 25, 2022 Special Warrant Certificate No.: SW2022-07-25-♦	♦ SPECIAL WARRANTS entitling the holder to acquire one Unit for each Special Warrant, subject to adjustment as further set out below

THIS IS TO CERTIFY that, for value received, ♦[INSERT NAME] (the "Holder") of ♦[INSERT ADDRESS] is the registered holder of the ♦[INSERT NUMBER] (♦) special warrants (each, a "Special Warrant") and is entitled to acquire in the manner and at the time, and subject to the restrictions set out below, the number of units (each, a "Unit") of THE ALKALINE WATER COMPANY INC. (the "Company") as is equal to the number of Special Warrants represented hereby (subject to adjustment as further set out in the terms and conditions appended hereto as Schedule "A"), all without payment of any consideration in addition to that paid for the Special Warrants represented hereby.

Subject to the limitations set forth herein, each Special Warrant represented by this certificate shall automatically convert, without any further consideration or action on the part of the Holder, on the earlier (the "Conversion Time") of: (i) the date that is three business days following the date on which the Company obtains a receipt from the British Columbia Securities Commission (the "Securities Commission") for a (final) short form prospectus qualifying the distribution of the Units issuable upon exercise of the Special Warrants (the "Qualification Prospectus"), and (ii) November 26, 2022.

This Special Warrant Certificate is issued subject to the terms and conditions appended hereto as Schedule "A".

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Special Warrant Certificate to be executed by a duly authorized officer effective as of the ____ day of _______________, 2022.

THE ALKALINE WATER COMPANY INC.

Per:        ________________________________________
 Authorized Signatory

The digital signature above shall be deemed to constitute an original signature to this Warrant Certificate.

THIS WARRANT CERTIFICATE MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, EACH OF WHICH MAY BE DELIVERED BY FACSIMILE, BY E-MAIL IN PDF, OR OTHER LEGALLY PERMISSIBLE ELECTRONIC SIGNATURE, AND EACH OF WHICH WILL BE DEEMED TO BE AN ORIGINAL, AND ALL OF WHICH TOGETHER WILL BE DEEMED TO BE ONE AND THE SAME DOCUMENT.

[SEE TERMS AND CONDITIONS FOR SPECIAL WARRANTS ATTACHED HERETO]

SCHEDULE "A"

TERMS AND CONDITIONS FOR SPECIAL WARRANTS

Terms and Conditions attached to the Special Warrants issued by The Alkaline Water Company Inc. and dated for reference July 25, 2022.

ARTICLE 1
INTERPRETATION

1.1 Definitions

 In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a) "Canadian Offering Jurisdictions" means such provinces of Canada as determined by the Company;

(b) "Capital Reorganization" has the meaning ascribed to such term in Section 4.1(b);

(c) "Commission" means the British Columbia Securities Commission;

(d) "Common Shares" means the common shares in the capital of the Company;

(e) "Common Share Reorganization" has the meaning ascribed to such term in Section 4.1(a);

(f) "Company" means The Alkaline Water Company Inc.;

(g) "Conversion" means the automatic conversion of the Special Warrants on the earlier of: (i) the date that is three business days following the date on which the Company obtains a receipt from the Commission for the Qualification Prospectus, and (ii) the date that is four months and one day after the date as on such date as may be determined by the Company in its sole discretion;

(h) "Counsel" means the Company's counsel, Clark Wilson LLP;

(i) "Exchange" means the Canadian Securities Exchange or such other stock exchange on which the Common Shares are listed and posted for trading;

(j) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section" followed by a number refer to the specified Article or Section of these Terms and Conditions;

(k) "Holder" means the holder of the Special Warrants;

(l) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(m) "Qualification Condition" means the filing of the Qualification Prospectus by the Company and receipt or deemed receipt therefor from the securities regulatory authorities in each of the securities commissions of each applicable Canadian Offering Jurisdiction;

(n) "Qualification Prospectus" the (final) short form prospectus qualifying the distribution of the Units issuable upon exercise of the Special Warrants;

(o) "Special Warrant Certificate" means the certificate to which these Terms and Conditions are attached;

(p) "Units" means units of the Company issued on conversion of the Special Warrants; and

(q) "Warrants" means the share purchase warrants of the Company which entitle the holder to acquire one common share for $0.44 per Common Share.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation Not Affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

1.4 Applicable Law

The terms hereof and of the Special Warrants shall be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto.

1.5 Currency

Unless otherwise provided, all dollar amounts referred to in the Special Warrant Certificate and these Terms and Conditions are in lawful money of Canada.

ARTICLE 2
ISSUE OF SPECIAL WARRANTS

2.1 Additional Special Warrants

The Company may at any time and from time to time undertake further equity or debt financing and may issue additional Common Shares or grant options or similar rights to purchase Common Shares to any person.

2.2 Special Warrants to Rank Pari Passu

All Special Warrants and additional warrants, options or similar rights to purchase Common Shares from time to time issued or granted by the Company will rank pari passu, whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3 Issue in Substitution for Lost Special Warrants

If the Special Warrant Certificate becomes mutilated, lost, destroyed or stolen:

(a) the Company shall issue and deliver a new Special Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated, lost, destroyed or stolen Special Warrant Certificate; and

(b) the Holder shall bear the cost of the issue of a new Special Warrant Certificate hereunder and in the case of the loss, destruction or theft of the Special Warrant Certificate, shall furnish to the Company such evidence of loss, destruction, or theft as shall be satisfactory to the Company in its discretion and the Company may also require the Holder to furnish indemnity in an amount and form satisfactory to the Company in its discretion, acting reasonably, and shall pay the reasonable charges of the Company in connection therewith.

2.4 Special Warrant Holder Not a Shareholder

The Special Warrants shall not constitute the Holder a shareholder of the Company, nor entitle it to any right or interest in respect thereof except as may be expressly provided in the Special Warrant.

ARTICLE 3
CONVERSION OF THE SPECIAL WARRANTS

3.1 Method of Conversion of the Special Warrants

At Conversion, each Special Warrant shall automatically convert into one Unit without any further consideration from or action by the Holder and the Special Warrants will be automatically cancelled. The Holder of a Special Warrant is not required to take any action or pay any further consideration to the Company in respect of Conversion. Upon Conversion, the Company shall issue that number of Common Shares and Warrants to the Holder equal to the number of Special Warrants held. The Company shall deliver certificates representing the Common Shares and the Warrants to the Holder. Alternatively, the Company may have its transfer agent issue to the Holder, a direct registration statement or other evidence of the issuance of the Common Shares.

3.2 Effect of Conversion of the Special Warrants

(a) Upon Conversion, the Special Warrants shall be automatically cancelled and the Holder will receive the number of Common Shares and Warrants equal to the number of Special Warrants converted by the Holder; and

(b) Within five business days following Conversion, the Company shall forthwith cause the issuance of certificates for the Common Shares and Warrants to the Holder.

ARTICLE 4
ADJUSTMENTS

4.1 Adjustments

The number of Common Shares receivable upon Conversion of each Special Warrant, including the number of Penalty Shares receivable in the event the Penalty Provision is triggered, shall be subject to adjustment as follows:

(a) if prior to the Conversion the Company:

(i) fixes a record date for the issue of, or issues, Common Shares to the Holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

(ii) fixes a record date for the distribution to, or makes a distribution to, the Holders of all or substantially all of the Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

(iii) subdivides the outstanding Common Shares into a greater number of Common Shares; or

(iv) consolidates the outstanding Common Shares into a lesser number of Common Shares;

(any of such events in subparagraphs (i), (ii), (iii) and (iv) above being herein called a "Common Share Reorganization"), the number of Common Shares issuable pursuant to the Conversion will be adjusted to give the Holder the same number of Special Warrants as it would have had Common Shares if the Conversion had been completed prior to the Common Share Reorganization;

(b) if prior to the Conversion there occurs:

(i) a reclassification or redesignation of the Common Shares, any change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares, other than a Common Share Reorganization;

(ii) a consolidation, amalgamation, arrangement or merger of the Company with or into any other body corporate that results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities; or

(iii) the transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity);

(any of such events being herein called a "Capital Reorganization"), then after the effective date of the Capital Reorganization the Holder will be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Special Warrants, in lieu of the number of Common Shares to which the Holder was theretofore entitled upon the exercise of the Special Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered Holder of the number of Common Shares that the Holder was at such time entitled to purchase or receive upon the conversion of the Special Warrants.

ARTICLE 5
LEGENDS

5.1 Applicable transfer restrictions

Until such time as the same is no longer required under applicable requirements of the applicable Canadian securities laws, the certificates representing the Common Shares, issued upon conversion of the Special Warrants, shall bear, in addition to any legend(s) required by Canadian securities laws and policies, the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE NOVEMBER 26, 2022.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

ARTICLE 6
MISCELLANEOUS

6.1 Time

Time is of the essence of the terms of this Special Warrant Certificate.

6.2 Amendment, etc.

This Special Warrant Certificate may only be amended by a written instrument signed by the parties hereto. Notwithstanding the foregoing, from time to time, the Company may, subject to the provisions herein, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

6.3 Cancellation

The Special Warrants and the certificates representing the Special Warrants shall automatically be cancelled on the Conversion. Upon cancellation, the Special Warrants and the certificates representing the Special Warrants shall be of no further force or effect other than with respect to those rights pertaining to the return of the subscription proceeds to the purchasers of the Special Warrants.

6.4 Notice

Any notice or other communication required to be given by the Company under this Special Warrant Certificate, whether to the Holder or otherwise, shall be delivered to the Holder's address set out on the front page. Any notice or other communication so given shall be deemed to have been given and received when mailed.

6.5 Successors

This Special Warrant Certificate will enure to the benefit of and will be binding upon the Company and its successors.

6.6 Transfer of Special Warrants

The Special Warrants are non-transferable.